UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


	Date of report (Date of earliest event reported): May 16, 2006




                            GALLERY OF HISTORY, INC.
            (Exact name of registrant as specified in its charter)


           Nevada                         0-13757                88-0176525
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)



Promenade Suite, 3601 West Sahara Avenue, Las Vegas, Nevada      89102-5822
       (Address of Principal Executive Offices)                  (Zip Code)

                                (702) 364-1000
            (Registrant's telephone number, including area code)


                                      N/A
	(Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







ITEM 3.01 	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                RULE OR STANDARD; TRANSFER OF LISTING.


       On May 16, 2006, Gallery of History, Inc. (the "Company") received a letter (the "Letter") from Nasdaq indicating that the Company did not currently comply with NASD Marketplace Rule 4305(d)(4), which requires three independent members on its Audit Committee. On May 1, 2006, Mr. Glenn Olnick, chairman of the Company's Audit Committee resigned from the Company's Board of Directors. The Letter indicates that the Company has until the earlier of its next annual meeting of shareholders' or May 1, 2007, in order to regain compliance. In the event the Company does not regain compliance within this period, Nasdaq will provide written notification that its securities will be delisted. As described below, with the election of Mr. Roger Schneier to the Company's Board of Directors, the Company has now satisfied the requirement to have three independent members on its Audit Committee.






ITEM 5.02 	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       On May 19, 2006, the Company held a Board of Directors meeting and unanimously elected Mr. Roger Schneier as a member of its Board effective
May 22, 2006. Mr. Schneier has been retired since January 2005. Prior to his retirement he was President for twenty-five years of Ben's Auto Parts and Be-Mack Warehouse, both located in Bronx, New York. Mr. Schneier has had no business dealing or relationship with Gallery of History, Inc. Mr. Schneier will serve as a member of the Company's Audit Committee and Compensation Committee.






ITEM 9.01 	FINANCIAL STATEMENTS AND EXHIBITS.

       C.    Exhibit:

             Exhibit 99.1 - Press Release dated May 22, 2006.











                                   SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              GALLERY OF HISTORY, INC.
Date: May 22, 2006                            By:     /s/ Todd Axelrod
                                                      ----------------
                                              Name:   Todd Axelrod
                                              Title:  Chief Executive Officer